Product Warranty Liability	12 Months Ended
Dec. 31, 2023
Product Warranty Liability [Abstract]
Product Warranty Liability

8. Product Warranty Liability

Changes in warranty liability were as follows (in thousands):

Amount
Balance as of December 31, 2022	$2,478
Reversal of product warranty accrual	(117)
Utilization	(127)
Balance as of December 31, 2023	$2,234

The assumptions utilized in developing the liability as of December 31, 2023, include an estimated cost per unit of $6 thousand, an average battery life of 5 years, inflationary increase of 3.6%, and an average patient life calculated based on probabilities outlined in the PRI-2012 mortality tables, published from the Society of Actuaries. Additionally, a discount rate of 5.0% was used in the calculation as of December 31, 2023.